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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
American Patriot Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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American Patriot Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

May 30, 2008

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of American Patriot Financial Group, Inc. (the "Company") to be held at 11:00 a.m. Eastern Daylight Time, on Tuesday, June 24, 2008, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

        At the meeting you will be asked to:

  •
  Elect two Class I directors to serve until the 2011 annual meeting of shareholders;

  •
  Ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company's independent accountants and auditors for fiscal year 2008; and

  •
  Transact such other business as may properly come before the meeting or any adjournment thereof.

        We have enclosed a notice of annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement. Detailed information relating to the Company's activities and operating performance during fiscal year 2007 is contained in the Company's Annual Report on Form 10-K, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 2007 Annual Report on Form 10-K, you may request a copy from Jerry A. Simmerly, President and Chief Executive Officer, American Patriot Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744, (423) 636-1555. In addition, you may access and review our annual financial statements for the year ended December 31, 2007 at our website www.americanpatriotbank.com.

        It is important that your shares are represented and voted at the meeting, regardless of the size of your holding. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request. Whether or not you plan to attend the meeting, it is important that you promptly complete, sign, date and return the enclosed form of proxy as soon as possible to:

American Patriot Financial Group, Inc.
P. O. Box 610
Greeneville, Tennessee 37744

        Please RSVP to Sherilyn Bannach on or before June 12, 2008 at (423) 636-1555 if you plan on personally attending the annual meeting. If you have any questions in the interim, please do not hesitate to contact me.

Sincerely,
Jerry A. Simmerly President & CEO

American Patriot Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 24, 2008

        Notice is hereby given that the Annual Meeting of Shareholders of American Patriot Financial Group, Inc. (the "Company") will be held on Tuesday, June 24, 2008, at 11:00 a.m. Eastern Daylight Time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee, for the following purposes:

  1.
  To elect two Class I directors to serve until the 2011 annual meeting of shareholders;

  2.
  To ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company's independent accountants and auditors for fiscal year 2008; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on April 25, 2008 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

By Order of the Board of Directors
/s/ T. DON WADDELL T. Don Waddell Secretary
May 30, 2008

YOUR VOTE IS IMPORTANT

Whether you expect to attend the meeting or not, please mark, sign, date, and return the enclosed proxy as promptly as possible to American Patriot Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744. In the event you attend the meeting, you may revoke your proxy at any time before balloting and vote your shares in person.

American Patriot Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

        This Proxy Statement and accompanying proxy are being furnished to shareholders of American Patriot Financial Group, Inc. (the "Company") in connection with the solicitation of proxies by the board of directors to be used at the annual meeting of shareholders. Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, notice of annual meeting and proxy will be mailed to all shareholders on or about May 30, 2008.

        American Patriot Financial Group, Inc., is a bank holding company for American Patriot Bank (the "Bank"), headquartered in Greeneville, Tennessee.

Information About the Annual Meeting

When is the annual meeting?

        Tuesday, June 24, 2008 at 11:00 a.m. Eastern Daylight Time.

Where will the annual meeting be held?

        General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

What items will be voted upon at the annual meeting?

        You will be voting upon the following matters:

  1.
  Elect two Class I directors to serve until the 2011 annual meeting of shareholders;

  2.
  Ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company's independent accountants and auditors for fiscal year 2008; and

  3.
  Transact such other business as may properly come before the meeting or any adjournment thereof.

Who can vote?

        You are entitled to vote your common stock if our records show that you held your shares as of the close of business on April 25, 2008, the record date. Each shareholder is entitled to one vote for each share of common stock held on April 25, 2008. On that date, there were 2,314,391 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities.

How do I vote by proxy?

        If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of the Company's auditors, you may vote "for" or "against" or you may "abstain" from voting.

        If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them "for" the election of the nominees for directors and "for" the ratification of Hazlett, Lewis & Bieter, PLLC as the Company's auditors.

        The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

        You can change or revoke your proxy at any time before it is voted at the annual meeting by:

  1.
  submitting another proxy with a more recent date than that of the proxy first given; or

  2.
  sending written notice of revocation to our corporate secretary, T. Don Waddell, c/o American Patriot Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744; or

  3.
  attending the annual meeting and voting in person, although attending the meeting will not by itself revoke your previously granted proxy.

If I plan to attend the annual meeting, should I still vote by proxy?

        Yes. Casting your vote in advance does not affect your right to attend the meeting. Written ballots will be available at the annual meeting for shareholders of record. If you send in your proxy card and also attend the meeting, you do not need to vote again at the meeting unless you want to change your vote.

How many votes are required?

        If a quorum is present at the annual meeting, the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and the ratification of the independent auditors and any other matters submitted to the shareholders will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. Our shareholders do not have cumulative voting rights with respect to the election of directors.

What constitutes as a "quorum" for the meeting?

        A majority of the issued and outstanding shares of common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. As of April 25, 2008, there were 2,314,391 shares of common stock issued and outstanding, so 1,157,196 shares are necessary to constitute a quorum.

What is the effect of abstentions and broker non-votes?

        Abstentions and broker non-votes will be treated as present for purposes of determining a quorum but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Who pays for the solicitation of proxies?

        This proxy statement is being furnished in connection with the solicitation of proxies by the Company's board of directors. The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of the Company and the Bank who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection.

When are shareholder proposals for next year's annual meeting due?

        Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2009 must be received by the Secretary of the Company at P.O. Box 610, Greeneville, Tennessee 37744, no later than January 21, 2009. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

        If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2009 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify the Company of such proposal at the address above by or before April 7, 2009. If notice is not received by this date, the Company may exercise discretionary voting authority as to that matter under proxies solicited for the 2009 annual meeting.

Proposal 1—Election of Directors

        The board of directors is divided into three classes, designated Classes I, II, and III, as nearly equal in number as the then total number of directors permits. The board has nominated the following two persons to serve as Class I directors: Jerry A. Simmerly and Leonard B. Lawson, and if elected they will serve until the 2011 annual meeting of shareholders. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The remaining members of the board listed below will continue as members of the board until their respective terms expire, as indicated below. Assuming a quorum is present, the election of directors requires a plurality of the votes cast by the shares of common stock entitled to vote in the election of directors.

        Information about the individuals nominated as directors and the remaining members of the board is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

CLASS I NOMINEES FOR ELECTION
(Terms Expiring 2008)

Name	Age	Business Experience During Past Five Years and Position Held with the Bank and the Company	Director Since
Jerry A. Simmerly	39	Banker; President and Chief Executive Officer; Director	2007
Leonard B. Lawson	51	General Manager, Chevrolet Dealership; Director	2001	*

*
Includes time served on Bank of Greeneville board of directors

        Jerry A. Simmerly is the Bank President and Chief Executive Officer and President and Chief Executive Officer of the Company, and he is also a Director of the Company and the Bank. Prior to joining the Company and the Bank, Mr. Simmerly worked as a Senior Vice President of American Fidelity Bank, a Greene County Bank office, in Alcoa, Tennessee, from 2000 to 2007. Mr. Simmerly received both his B.S. and his M.B.A. from the University of Tennessee. He has also obtained the following professional degrees: First Tennessee National Association Credit Analyst Program, Southeastern School of Commercial Lending, Southeastern School of Advanced Commercial Lending, and Kellogg School of Management.

        Leonard B. Lawson is a director of the Company and the Bank. He is the Vice President and General Manager of Lawson Chevrolet and Mazda, Inc. in Greeneville, Tennessee, the Vice President Dealer-Operator of Lawson Mountain Mazda Mitsubishi, President Dealer Gateway Ford Lincoln and Mercury, and the Vice President of Lawson Chevrolet. Mr. Lawson received his B.S. degree in marketing from the University of Tennessee in 1978 and graduated from the General Motors School of Merchandising and Management.

        The Board of Directors recommends that you vote in favor of the election of the above nominees for Class I directors.

CLASS II INCUMBENT DIRECTOR
(Terms Expiring 2009)

Name	Age	Business Experience During Past Five Years and Position Held With the Bank and the Company	Director Since
Wendy C. Warner	47	Real Estate; Director	2001	*

*
Includes time served on Bank of Greeneville board of directors

        Wendy C. Warner is a director of the Company and the Bank. Ms. Warner is the President of Warner Realty Company, West Main Cash, Inc. and SAWLEW Inc., all in Greeneville, Tennessee. She graduated from East Tennessee State University in 1986 with a B.S. in business administration. She has received the CCIM designation.

CLASS III INCUMBENT DIRECTORS
(Terms Expiring 2010)

Name	Age	Business Experience During Past Five Years and Position Held with the Bank and the Company	Director Since
William J. Smead	62	Physician; Director and Chairman of the Board	2001	*
Roger A. Woolsey	53	Attorney; Director	2001	*

*
Includes time served on Bank of Greeneville board of directors

        William J. Smead is a director and Chairman of the Board of the Company and the Bank. Dr. Smead is a physician and principal in The Greeneville Eye Clinic in Greeneville, Tennessee. He received his undergraduate degrees from University of Arkansas in Fayetteville, Arkansas, and he also received his Medical Degree from University of Arkansas.

        Roger A. Woolsey is a director of the Company and the Bank. Mr. Woolsey practices law in Greeneville, Tennessee, with Woolsey & Woolsey attorneys at law. He received both his undergraduate degree and his law degree from the University of Tennessee in Knoxville.

EXECUTIVE OFFICERS

        Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person's successor is chosen and qualified or until such person's death, resignation, or removal. The Company has the following executive officers in addition to Mr. Simmerly, whose description is detailed above.

Name	Age	Present Position
T. Don Waddell	60	Chief Financial Officer, Secretary

        T. Don Waddell serves as the Chief Financial Officer and Secretary of the Bank and the Company. Prior to joining the Bank, Mr. Waddell was a Certified Public Accountant in private practice and was the Chief Financial Officer of Greene County Bancshares, Inc., Greeneville, Tennessee, for eight years. Mr. Waddell received his undergraduate degree from East Tennessee State University in 1973.

Name	Age	Present Position
Douglas P. Archbold	63	Chief Credit Officer

        Douglas P. Archbold serves as the Chief Credit Officer of the Bank and the Company. Prior to joining the Bank, Mr. Archbold held similar positions at other banks for a period spanning several decades. Mr. Archbold holds a baccalaureate degree in economics from Hobart College and a MBA in accounting and finance from Rochester Institute of Technology.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

        Pursuant to Tennessee law, the Company's business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

        The Company's bylaws provide that the board of directors shall consist of no fewer than five nor more than twenty-five members. The board is currently composed of five members. The directors are divided into three classes, each of which is as nearly equal in number as possible. The directors in each class hold office for staggered terms of three years each. Staggered terms make it more difficult for shareholders, including those holding a majority of the Company's common stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the Company's directors, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of a majority of the board of directors.

2007 Board and Committee Meetings

        During 2007 the Bank's board of directors held 15 meetings, the Audit Committee held 4 meetings, the ALCO Committee held 12 meetings, the Executive Committee held 2 meetings, the IT Committee held 2 meetings, and the Compensation Committee held 6 meetings. All board members attended at least 75% of our board meetings and the meetings of the committees of which that director is a member.

Attendance at Annual Shareholders' Meeting

        All directors are expected to attend the annual shareholders' meeting and their attendance is recorded in the minutes. All board members, with the exception of Dr. Smead, attended the annual shareholders' meeting last year.

Board Committees

        The board has two standing committees: the Audit Committee and the Compensation Committee.

        Audit Committee.    The Audit Committee consists of Messrs. Lawson, Woolsey and Smead and Ms. Warner. The Audit Committee has the authority and responsibility to insure the accuracy and reliability of the Company's financial statements; adequate internal controls and operating procedures; and compliance with all laws, regulations, and policies. No member of the Audit Committee is an "Audit Committee Financial Expert" as that term is defined in Item 407(d) of Regulation S-K. The board believes that the expense to retain an Audit Committee Financial Expert at this time is cost prohibitive. However, the board believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

        Compensation Committee.    The Compensation Committee consists of Messrs. Simmerly, Lawson, Woolsey, Smead and Ms. Warner The Compensation Committee evaluates the performance of the Bank's executive officers and determines their compensation. The Compensation Committee does not have a charter. Mr. Simmerly, who is also a named executive officer, does not participate in the discussion or approval of his compensation.

Nominations for Directorships

        The Company currently has no standing nominating committee because of the long tenure of the majority of the current directors, because a majority of the members of the board are independent and because the Company has determined that the entire board of directors itself adequately serves the function of a nominating committee.

        The board has determined that all of the directors, other than Mr. Simmerly, are independent under the NASD's listing standards. Vacancies on the board may be filled by a majority of the remaining directors.

        With respect to the nominating process, the board discusses and evaluates possible candidates in detail. The board selects new nominees for the position of an independent director based on the following criteria:

  •
  Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

  •
  Current knowledge and contacts in market areas the Bank serves in the banking industry or other industries relevant to the Company's business.

  •
  Diversity of viewpoints, background, experience and other demographics.

  •
  Ability and willingness to commit adequate time to board and committee matters.

  •
  The fit of the individual's skills and personality with those of other directors and potential directors in building a board that is effective and responsive to its duties and responsibilities.

The board does not set specific, minimum qualifications that nominees must meet in order for the board to select them as nominees, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the board of directors.

        Once a candidate is identified whom the board wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors will enter into a discussion with that nominee.

Shareholder Nominations of Directors

        The board will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees using the same criteria described above and considering the additional information referred to below. Shareholders who wish to submit nominees for director for consideration by the board for election may do so by submitting in writing such nominees' names in compliance with the procedures as described below, to the Chairman of the Board, in care of the Corporate Secretary. A shareholder's nomination must contain:

  •
  A statement that the writer is a shareholder and is proposing a candidate for consideration by the board;

  •
  The name of and contact information for the candidate;

  •
  A statement of the candidate's business and educational experience;

  •
  Information regarding each of the factors listed above, sufficient to enable the board to evaluate the candidate;

  •
  A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

  •
  A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

  •
  A statement of the number of shares of the Company's common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

        The Company does not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to its board. All directors are expected to attend the annual meeting and their attendance is recorded in the minutes.

Shareholder Communication with the Board of Directors

        Shareholders desiring to communicate with our board of directors on matters other than director nominations should submit their communication in writing to the Chairman of the Board of Directors, c/o Corporate Secretary, American Patriot Financial Group, Inc., 3095 Andrew Johnson Highway, Greeneville, Tennessee 37745, and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Chairman of the Board for a determination as to how to proceed.

Other Directorships and Family Relationships

        No director of the Company currently serves as a director of any other public company. There are no family relationships between any of our directors and executive officers.

Proposal 2—Ratification of the Appointment of Hazlett, Lewis & Bieter, PLLC
as the Company's Independent Accountants and Auditors for Fiscal 2007

        The Board of Directors has confirmed the appointment by the Audit Committee of Hazlett, Lewis & Bieter, PLLC ("HLB") as the Company's independent accountants and auditors for fiscal 2008. HLB has served as independent accountants and auditors of the Company since May 22, 2007. HLB replaced Pershing Yoakley & Associates, P.C. ("PYA"), which served as the independent accountants and auditors of the Bank and the Company since November 30, 2004. The Company's Board of Directors approved the appointment of HLB, based upon the recommendation of the Audit Committee of the Board of Directors.

        PYA's reports on the Company's consolidated financial statements for each of the years ended December 31, 2006 and December 31, 2005, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the years ended December 31, 2006 and December 31, 2005, and the subsequent interim period through May 22, 2007, there are no disagreements with PYA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to PYA's satisfaction, would have caused PYA to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years.

        None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2006 or within the subsequent interim period through May 22, 2007.

        During the two most recent fiscal years ended December 31, 2006 and December 31, 2005, and the subsequent interim period through May 22, 2007, the Company did not consult with HLB regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

        Representatives of HLB will be present at the shareholders' meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        Assuming a quorum is present, a majority of the votes cast at the annual meeting is required to ratify the appointment of HLB as the Company's independent accountants and auditors for fiscal year 2008.

        The Board of Directors recommends that you vote in favor of the ratification of Hazlett, Lewis & Bieter, PLLC as the Company's independent accountants and auditors for fiscal year 2008.

        HLB, our principal independent accountants and auditors, performed no services for the Company during 2006. Therefore, we did not pay any fees to HLB in 2006.

        For services rendered in 2007 by HLB, our current independent auditors, and by PYA, our former independent auditors, in 2007 and 2006, we incurred the following fees:

Audit Fees

        The aggregate fees billed by PYA and HLB for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q for fiscal year 2007 were $6,040 and $77,219, respectively. The aggregate fees billed by PYA for audit of our annual financial statements and the reviews of the financial statements included in our forms 10-Q for fiscal year 2006 were $66,175.

Audit Related Fees

        None

Tax Fees

        The aggregate fees billed by PYA and HLB for professional services for tax compliance, tax advice and tax planning in fiscal years 2007 and 2006 were $7,500 and $8,400, respectively. The aggregate fees billed by PYA for professional services for tax compliance, tax advice and tax planning in fiscal year 2006 were $8,400.

All Other Fees

        There were no fees billed by PYA or HLB for other services rendered in 2007 and 2006.

        The Audit Committee approved the above services to be performed by PYA and HLB for the current year ended.

        The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by HLB, as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the Securities and Exchange Commission. All services by HLB must be pre-approved by the Audit Committee. The Audit Committee considered whether the provision of audit-related and other non-audit services conflicts with HLB's independence, and found that this provision of services is compatible with maintaining the principal accountant's independence.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the aggregate remuneration paid by the Company for services for the year ended December 31, 2007 to the named executive officers of the Company.

Name and Principal Position	Year	Salary(**)			Bonus		Other Annual Compensation			Total
Jerry A. Simmerly President and Chief Executive Officer	2007 2006		$124,446 —	(1)		$0 —		$0 —		$124,446
J. Robert Grubbs Former President and Chief Executive Officer(4)	2007 2006	$ $	187,111 161,958	(2)	$	— 4,961	$ $	8,409 7,944	(3) (5)	$195,520
Douglas P. Archbold Sr. Vice President and Chief Credit Officer	2007 2006	$ $	141,980 141,450		$ $	0 5,100	$ $	0 0		$141,980
T. Don Waddell Chief Financial Officer	2007 2006	$ $	78,950 75,597		$ $	0 2,205	$ $	0 0		$78,950

(*)
None of the named executive officers in the summary compensation table received any stock awards, non-equity incentive plan compensation, or had a change in pension value and non qualified deferred compensation, therefore those columns were omitted.

(**)
Salaries include amounts from profit sharing plan available to all employees on an equal basis.

(1)
Includes $25,000 signing bonus and Director fees of $7,500.

(2)
Includes Director fees of $13,000.

(3)
This amount includes an automobile allowance of $6,928 and life insurance of $1,481.

(4)
Mr. Grubbs resigned from the Bank and the Company on January 29, 2008.

(5)
This amount includes an automobile allowance.

GRANTS OF PLAN-BASED AWARDS

        The Company made no grants of plan-based awards in fiscal 2007.

EMPLOYMENT AGREEMENTS

        Employment agreements in place with respect to the Bank's named executive officers or the Company's named executive officers are as follows:

        Primary Position:    President and Chief Operating Officer for American Patriot Bank

        Secondary Position:    Board of Directors for American Patriot Bank

        Office Location:    Maryville/Knoxville Metro Area

        Base Salary:    $150,000 per year paid twice a month with annual reviews. Increases in salary will be determined by the Board of Directors Compensation Committee. The above salary amount is conditioned on satisfactory performance of the above described responsibilities including meeting goals and objectives established by the Board.

        Incentive Bonus Structure:    The Board of Directors will implement a bonus program whereby Executive may receive up to 40% of annual base salary based on goals to be predetermined by the Board. Goals may include but not necessarily limited to ROA, ROE, earnings, asset growth, safety and soundness, and compliance.

        Director Employment:    Executive agrees that if his employment as an Executive Officer of the Bank is terminated that his role as director may also be terminated simultaneously by the Board. All directors must be approved by majority of shareholders to remain in office.

        Automobile:    Terms agreeable for type and amount to be approved by the Board.

        Stock Appreciation Rights Agreement, Deferred Director Compensation Agreement, and Change of Control:    Executive will be able to participate in the above cited Agreements.

        Reimbursement:    The Bank will reimburse for all appropriate expenses including travel, meals, cell phone, etc. used for the growth of American Patriot Bank.

        Insurance:    Family insurance to be paid for by the Bank, currently Blue Cross Blue Shield.

        Vacation and Sick Days:    Four weeks per year of Vacation and Five additional days of paid sick leave.

        Other:    401(k) and profit sharing plan per Bank policy.

        Termination:    The effect of termination for the Stock Appreciation Rights Agreement, Director Compensation Rights Agreement, Director Deferral Compensation Agreement, and the Change of Control Agreement will be determined and controlled solely by the language of those particular agreements.

        Termination for Cause:    Not withstanding any provision of this Employment Terms Agreement to the contrary, the Bank shall not distribute any benefit under this agreement or any other agreement if the executive employed with the Bank is terminated by the Bank or any applicable bank regulator due to a "Termination for Cause."

        "Termination for Cause" means separation from service for:

  (a)
  Gross negligence for gross neglect of duties to the Bank; or

  (b)
  Conviction of a felony or of a gross misdemeanor involving moral turpitude in connection with the Executive's employment with the Bank; or

  (c)
  Fraud, dishonesty or willful violation of any law or significant Bank policy committed in connection with the Executive's employment and resulting in a material adverse effect on the Bank.

        Termination Other Than for Cause:    Either party may terminate this Employment Terms Agreement other than for cause upon written notice to the other party. In the event that the Bank or Executive terminates this Agreement other than for cause, the Executive should receive all accrued and vested incentives that are not controlled by the language of the Stock Appreciation Rights Agreement, Director Deferred Compensation Agreement, or Change of Control Agreement.

        In the event that the Executive terminates this Employment Terms Agreement, he agrees not to solicit the Bank's customers or employees to leave the service of the Bank or to compete directly or indirectly with the Bank within fifty miles of any Bank office for a period of one year from the separation of service. The Executive may not serve on the Board of Directors of, be employed by, or be a consultant for any financial institution other than the Bank or Bank Holding Company or be employed by any other financial institution or act as a consultant or otherwise influence employees or customers to join said other financial institution for a period of one year after Separation of Service.

Cash bonus

        The named executive officers do not receive any cash bonus other than the profit sharing plan available to all employees on an equal basis. This amount is contained in each named executive officer's salary.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007

        The following table sets forth information with respect to our outstanding option awards as of December 31, 2007 for our named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Jerry A. Simmerly
J. Robert Grubbs(1)	116,825	—	—	$ 3.33	7/16/2011	—	—	—	—
T. Don Waddell	16,000	—	—	$ 3.33	7/16/2011	—	—	—	—
Douglas P. Archbold	15,000			$17.00	9/1/2014

(1)
Mr. Grubbs resigned from the Bank and the Company on January 29, 2008.

DIRECTOR COMPENSATION TABLE

Name(1)	Fees Earned or Paid in Cash ($)	Non-qualified deferred compensation earnings ($)	Total ($)
Leonard B. Lawson	9,750	4,384	14,134
William J. Smead	9,900	4,384	14,284
Wendy C. Warner	11,250	4,384	15,634
Roger A. Woolsey	9,900	4,384	14,284

(*)
None of the directors received any stock awards, option awards, non equity incentive plan compensation or any other compensation, therefore these columns have been omitted.

(1)
Information regarding director compensation received by Jerry A. Simmerly is included in the above Summary Compensation Table for named executive officers under the section titled "Executive Compensation."

Director Compensation

        All Directors receive $500 for each board meeting they attend. The directors, other than those individuals who also serve as officers, receive $150 for each committee meeting they attend. All directors receive an annual retainer of $6,000. During 2007, the Bank paid $74,300 in directors' fees.

Other Directorships and Family Relationships

        No director of the Company currently serves as a director of any other public company. There are no family relationships between any of our directors and executive officers.

OPTIONS EXERCISED AND STOCK VESTED TABLE

        No options were exercised by the named executive officers during fiscal years 2007 or 2006.

PENSION BENEFITS

        There are currently no Pension Benefits in place with respect to the Bank's executive officers or the Company's executive officers.

NONQUALIFIED DEFERRED COMPENSATION TABLE

        There are currently no Nonqualified Deferred Compensation benefits in place with respect to the Bank's executive officers or the Company's executive officers.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        The Compensation Committee of the Board is comprised of five directors on the Board of Directors and is responsible for making decisions concerning cash and other compensation paid to our Chief Executive Officer and our other named executive officers. Named executive officers that are also Compensation Committee members do not participate in discussions or vote on matters relating to their compensation. Except for the named executive officers that are also members of the Compensation Committee, each member of the Compensation Committee is independent within the meaning of NASD's listing standard and is appointed annually.

        The Compensation Committee meets periodically to evaluate the compensation and fringe benefits of our named executive officers. The Compensation Committee met 6 times during 2007.

Executive Compensation Philosophy

        The Company seeks to provide an executive compensation package that is driven by overall financial performance, increase in shareholder value, success of the business unit directly impacted by the executive's performance and the performance of the individual executive. Executive compensation is intended to be set at levels that the Compensation Committee believes is consistent with a peer group of banks selected by the Committee.

        Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled workforce we must remain competitive with the pay of other employers who compete with us for talent. Compensation programs must deliver top-tier compensation for top-tier individual and company performance. The objectives of pay for performance and retention must be balanced. Even in periods of temporary downturns in company performance, the programs should continue to ensure that successful, high-achieving employees remain motivated and committed to us.

Objectives of Executive Compensation

        The objectives of our executive compensation program are to attract and retain quality executive leadership and to enhance the individual executive's performance. The compensation committee bases its executive compensation program on the same objectives that guide us in establishing all of our compensation programs. Compensation is based upon the level of job responsibility, individual performance and company performance.

        The committee strives to meet these objectives while maintaining market competitive pay levels and ensuring that we make efficient use of our resources and have predictable expense recognition.

Chief Executive Officer Compensation

        The job requirements of the Company require a CEO that can build a high-performing financial franchise and:

  •
  Meet or exceed ongoing profitability goals;

  •
  Recruit and retain a work force which embraces the culture of a high growth, values-oriented enterprise;

  •
  Market a financial firm that emphasizes distinctive service and expert advice to clients;

  •
  Plan and execute the necessary capital raising efforts to support the growth of the Company.

  •
  Manage and measure the risk characteristics of the firm (including soundness, operational, and reputation risks) such that risks and returns remain in balance;

  •
  Conduct business that is consistent with the standards of the various regulatory bodies; and

  •
  Provide for a corporate governance process that is considered "best practice" among publicly held entities.

        In light of these job requirements, the Committee's process for determining the compensation of Jerry A. Simmerly, the Company's CEO, involved evaluating the current performance of the CEO in accomplishing the above described job requirements as well as taking into consideration the CEO's educational background, experience and past performance as a financial executive.

Competitive Positioning

        Base salaries for other named executive officers are determined initially by evaluating the responsibilities of the positions held, and by reference to the competitive marketplace for talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of American Patriot Bank and the performance of the other named executive officers.

  Base Salary

        Base salaries are determined initially by evaluating the responsibilities of the positions held, and by reference to the competitive marketplace for talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, our performance and the performance of the individual executive officer.

  Equity Incentive

        Currently, we do not have an equity incentive plan but at various times our board of directors at their discretion has granted stock option awards to the Chief Executive Officer and other executive officers as well as other employees.

Composition of Total Compensation

        American Patriot Bank provides a competitive mix of pay elements that align executive incentives with shareholder value. The executive compensation includes both short and long term compensation, with an emphasis on long-term compensation that is tied to corporate and stock price performance. By emphasizing longer performance measurement periods by using long-term incentives, we align our executive's interests with our shareholders and create a strong retention tool.

        Base salaries are designed to provide competitive levels of compensation to executives based upon their experience, duties and scope of responsibility. Base salaries are provided to ensure a basic level of compensation and necessary to recruit and retain executives. An important aspect of base salaries is the committee's ability to use annual base salary adjustments to reflect an individual's performance or change in responsibilities.

Summary

        In summary, we believe the mix of salary, and the potential for equity ownership in American Patriot Bank motivates our management team to produce strong results for shareholders. We further believe that this program strikes an appropriate balance in operating our business and appropriate employee rewards based on shareholder value creation.

COMPENSATION COMMITTEE REPORT

        The above Compensation Committee Report shall not be deemed filed or incorporated by reference into any other document, including the Corporation's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this Report into any such filing by reference.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for its 2008 Annual Meeting of Shareholders.

        Submitted by the Compensation Committee of the Corporation's Board of Directors

Jerry A. Simmerly Leonard B. Lawson Roger A. Woolsey William J. Smead Wendy Warner

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        None of the executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors. The Compensation Committee has the authority to make all decisions relating to executive officer compensation, which are then reviewed by the full board. They may delegate that authority to other persons specifying what authority is so delegated and to whom. Mr. Simmerly, who is also a named executive officer, does not participate in the discussion or approval of his compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        As of April 25, 2008, the Company's records indicate the following number of shares of common stock were beneficially owned by (i) each person who is a director or a named executive officer of the Company and (ii) all directors and executive officers as a group. Management is not aware of any change in control of the Company which has occurred since the Bank commenced operations on July 9, 2001, other than the share exchange with the Company on January 23, 2004, or any arrangement which may, at a subsequent date, result in a change in control of the Company. Management of the Company does not know of any person, other than J. Robert Grubbs, who owns, beneficially or of record, more than 5% of the Company's outstanding common stock. Except as otherwise indicated, each shareholder listed below has sole voting and investment power as to the shares owned by that person.

DIRECTORS AND NAMED EXECUTIVE OFFICERS

	Amount of Beneficial Ownership of Common Stock(#)(1)		Percentage Ownership of Common Stock(%)
Douglas P. Archbold 380 Golf Trace Drive Greeneville, TN 37743	15,000	(2)	..65
J. Robert Grubbs(3) 1706 Brentwood Drive Greeneville, TN 37743	120,039	(4)	5.19
Leonard B. Lawson 290 Meadowwood Greeneville, TN 37745	39,014	(5)	1.68
Jerry A. Simmerly 1823 Clingman View Drive Alcoa, Tennessee 37701	0		0
William J. Smead 330 Patricia Lane Greeneville, TN 37743	110,166	(6)	4.76
T. Don Waddell 231 Fairfield Drive Greeneville, TN 37745	22,000	(7)	1.00
Wendy C. Warner 401 Oak Grove Avenue Greeneville, TN 37745	30,439		1.32
Roger A. Woolsey 3104 Charlie Doty Road Greeneville, TN 37743	34,486	(8)	1.49
Directors and Executive Officers (seven total)	371,144		16.09

(1)
Based on 2,314,391 shares of issued and outstanding common stock as of April 25, 2008, plus, for each person, any shares of common stock that person has the right to acquire within 60 days pursuant to stock options.

(2)
Includes 15,000 exercisable stock options.

(3)
Mr. Grubbs resigned from the Bank and the Company on January 29, 2008.

(4)
Includes 116,825 exercisable stock options.

(5)
Includes 30,750 shares held in Lawson Chevrolet Retirement Fund and 125 shares owned by Mr. Lawson's son.

(6)
Includes 54,500 shares beneficially owned by Dr. Smead's wife, 150 shares owned by Dr. Smead's mother-in-law, 80 shares owned by grandchildren, and 300 shares beneficially owned by each of Dr. Smead's three daughters to which Dr. Smead disclaims beneficial ownership of 600 shares.

(7)
Includes 16,000 exercisable stock options.

(8)
Includes 1,800 shares beneficially owned by each of Mr. Woolsey's two children and 850 shares beneficially owned by Mr. Woolsey's wife.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Some directors and officers of the Bank and the Company are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Company and the Bank are, at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. As of December 31, 2007, the largest aggregate amount of loan transactions with directors and officers of the Bank and their affiliates during the year totaled approximately $4,126,000, which amount is equal to 47.66% of the equity capital accounts of the Bank. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the board of directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

Other Directorships and Family Relationships

        No director of the Company currently serves as a director of any other public company. There are no family relationships between any of our directors and executive officers.

CODE OF ETHICS

        The board of directors of the Company has adopted a code of ethics that applies to all directors and executive officers of the Company, including the principal executive officer, the principal financial officer, and the principal accounting officer (the "Executive Management Team"). The code of ethics, which fulfills the requirements of the criteria established by applicable Securities and Exchange Commission regulations is part of the code of ethics that applies to all employees of the Bank. The code of ethics is available at the Bank's website at www.americanpatriotbank.com. The Company will also provide a copy of the code of ethics free of charge to any person requesting a copy from the Company in writing. Such requests should be sent to the attention of Jerry A. Simmerly, President and Chief Executive Officer, at the address above.

AUDIT COMMITTEE REPORT
OF THE BOARD OF DIRECTORS

        The Audit Committee consists of four directors: Messrs. Lawson, Woolsey and Smead and Ms. Warner. Each member meets the independence and qualification standards required by the NASD's listing standards. During the fiscal year ended December 31, 2007, the Committee met 4 times. The Audit Committee has adopted a written charter which is available on the Company's website at www.americanpatriotbank.com.

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

        The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of the Company's internal accounting, auditing and financial reporting practices. The Committee's chief duties are to:

  •
  hire one or more independent public accountants to audit the Company's books, records and financial statements and to review its system of accounting, including its systems of internal control;

  •
  monitor and evaluate, independently and objectively, the Company's internal financial controls and financial reporting procedure;

  •
  discuss with the independent accountants the results of their audits and reviews;

  •
  periodically communicate the Committee's findings to the Board of Directors; and

  •
  facilitate communication among the Board of Directors, the independent auditors, and the Company's management.

        The Committee has obtained and reviewed, from the independent auditors, Hazlett, Lewis & Bieter, PLLC, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee has also discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself that the auditors are independent of the Company.

        While each member of the Audit Committee has the broad level of general financial experience required to serve on the Committee, members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of our financial statements are presented in accordance with generally accepting accounting principles or that our auditors are in fact "independent."

        The Committee has discussed with management the Company's audited financial statements for the year ended December 31, 2007. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. The Committee has also discussed with the independent auditors their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        Based upon the results of the inquiries and actions discussed above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its annual report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission. The Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, Hazlett, Lewis & Bieter, PLLC

Members of the Audit Committee:
Leonard B. Lawson William J. Smead Wendy C. Warner Roger A. Woolsey

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than 10% of the common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"), as well as to furnish the Company with a copy of such report. It is the policy of the Company to file these reports with the SEC on behalf of its directors and executive officers. Additionally, SEC regulations require the Company to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 2007, to our knowledge, all directors and executive officers of the Company and the Bank made timely filings of all required forms.

OTHER MATTERS

        The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

By Order Of The Board Of Directors,
/s/ T. DON WADDELL T. Don Waddell Secretary
Greeneville, Tennessee May 30, 2008

PROXY
American Patriot Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

ANNUAL MEETING OF SHAREHOLDERS
June 24, 2008

PLEASE SIGN AND RETURN PROMPTLY TO AMERICAN PATRIOT FINANCIAL GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

          The undersigned hereby appoints William J. Smead or Roger A. Woolsey as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of American Patriot Financial Group, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Tuesday, June 24, 2008, at 11:00 a.m. Eastern Daylight Time, or any adjournment thereof.

(1)
As to the election of the board of directors listed in the proxy statement delivered in connection with the annual meeting:

☐ For all nominees listed below	☐ Withhold Authority to vote for all nominees listed below

  (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

Jerry A. Simmerly	Leonard B. Lawson
(2)
As to the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as American Patriot Financial Group, Inc.'s independent accountants and auditors for fiscal 2008.

☐ For	☐ Against	☐ Abstain

(3)
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1 and 2.

Please Sign below and Return to American Patriot Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744. This Is the Only Document You Need to Return at this Time.
Date:
Signature of Shareholder(s)
Date:
Signature of Joint Shareholder(s)
☐ I will attend shareholder meeting	☐ I will not attend shareholder meeting

QuickLinks

American Patriot Financial Group, Inc. P.O. Box 610 Greeneville, Tennessee 37744 PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS INTRODUCTION
Information About the Annual Meeting
Proposal 1—Election of Directors
CLASS I NOMINEES FOR ELECTION (Terms Expiring 2008)
CLASS II INCUMBENT DIRECTOR (Terms Expiring 2009)
CLASS III INCUMBENT DIRECTORS (Terms Expiring 2010)
EXECUTIVE OFFICERS
INFORMATION ABOUT THE BOARD OF DIRECTORS
Proposal 2—Ratification of the Appointment of Hazlett, Lewis & Bieter, PLLC as the Company's Independent Accountants and Auditors for Fiscal 2007
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
EMPLOYMENT AGREEMENTS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
DIRECTOR COMPENSATION TABLE
OPTIONS EXERCISED AND STOCK VESTED TABLE
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION TABLE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND NAMED EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CODE OF ETHICS
AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
OTHER MATTERS